POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Terry G. Lee
                                      ------------------------------------------
                                          Terry G. Lee

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Howard A. Kosick
                                      ------------------------------------------
                                          Howard A. Kosick

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Harry H. Manko
                                      ------------------------------------------
                                          Harry H. Manko

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Arnold L. Chavkin
                                      ------------------------------------------
                                          Arnold L. Chavkin

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Michael R. Hannon
                                      ------------------------------------------
                                          Michael R. Hannon

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Kenneth K. Harkness
                                      ------------------------------------------
                                          Kenneth K. Harkness

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ W. Leo Kiley III
                                      ------------------------------------------
                                          W. Leo Kiley III

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Phillip D. Matthews
                                      ------------------------------------------
                                          Phillip D. Matthews

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Frederick W. Winter
                                      ------------------------------------------
                                          Frederick W. Winter

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Bell Sports Corp., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Terry G. Lee or Howard A. Kosick his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 70,000 additional shares of the Corporation's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable upon the exercise of stock options granted under the Restated and Amended Bell Sports Corp. 1993 Outside Directors Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                      Dated this  6th  day of February, 1997.



                                      /s/ Christopher B. Wright
                                      ------------------------------------------
                                          Christopher B. Wright